Maravai LifeSciences Announces Preliminary Unaudited 2024 Revenue
Announces Earnings Release Date

SAN DIEGO, CA – January 8, 2025 - Maravai LifeSciences Holdings, Inc. (Maravai) (NASDAQ: MRVI), a global provider of life science reagents and services to researchers and biotech innovators, today announced that based on preliminary year-end results and subject to year-end closing adjustments, the Company expects to report total 2024 revenue near the mid-point of the previously announced guidance range of $255.0 million and $265.0 million.

The Company also announced that it plans to announce its fourth quarter and full year 2024 financial and operating results after the market closes on Tuesday, February 25, 2025, and will host a conference call and webcast on the same day at 2:00 p.m. PT/ 5:00 p.m. ET.

To participate in the conference call by telephone, dial (877) 407-0752 or (201) 389-0912 and reference Maravai LifeSciences. The call will also be available via live or archived webcast on the "Investors" section of the Maravai web site at https://investors.maravai.com.

The Company has not yet completed its financial close process for the full year 2024. Actual results may differ from those set forth in this release due to the risks and uncertainties inherent in Maravai’s business, including, without limitation, audit adjustments and other developments that may arise between now and the completion of our year-end financial closing procedures and our independent registered public accounting firm’s audit of our full year 2024 consolidated financial results. Such preliminary revenue results for full year 2024 are subject to change, and should not be viewed as a substitute for audited financial information prepared in accordance with accounting principles generally accepted in the U.S. Our independent registered public accounting firm has not audited, nor has it performed any review and other procedures with respect to the preliminary results set forth in this release, nor has it expressed any opinion or any other form of assurance on the preliminary revenue results for 2024 set forth herein.

About Maravai

Maravai is a leading life sciences company providing critical products to enable the development of drug therapies, diagnostics, and novel vaccines and to support research on human diseases. Maravai’s companies are leaders in providing products and services in the fields of nucleic acid synthesis and biologics safety testing to many of the world's leading biopharmaceutical, vaccine, diagnostics, and cell and gene therapy companies.

Forward-Looking Statements

This press release contains, and our officers and representatives may from time-to-time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this press release which are not strictly historical statements constitute forward-looking statements, including, without limitation, statements regarding our expected revenue for full year 2024, constitute forward-looking statements and are identified by words like “believe,” “expect,” “may,” “will,” “should,” “seek,” “anticipate,” or “could” and similar expressions.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:

•potential errors made in calculating the preliminary revenue estimate for 2024;
• adjustments that may arise in connection with the year-end financial close process or our independent registered public accounting firm's audit of our consolidated financial statements for 2024; and
•such other factors as discussed throughout the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Maravai’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, as well as other documents Maravai files with the Securities and Exchange Commission.

Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contact Information:
Deb Hart
Maravai LifeSciences
+ 1 858-988-5917
ir@maravai.com